Exhibit 99.1

Exhibit 99.1

‘GMXR’ NASDAQ NM

An Emerging Natural Gas Producer

www.gmxresources.com

The date of these presentation materials June 11, 2004

Investment Thesis

Huge Prospect Inventory

Long-lived, natural gas reserves

Joint venture with PVOG

Experienced Management

Proven Reserves 53 Bcfe

9,300 Net Acres

54 GMX Producers

25 Travis Peak/Pettit PUDs

19 Cotton Valley PUDs

Whelan

.3 Tcf 3.8 Mmbo

Woodlawn

.5 Tcf 11 Mmbo

Waskom

1.1 Tcf 31 Mmbo

Willow Springs

1.1 Tcf 10.7 Mmbo

Blocker

.2 Tcf 1.4 Mmbo

East Texas Field

.6 Tcf 5,266 MMbo

.12 TCF 15 . Mmbo

Briggs

.83 Tcf .2 Mmbo

Tatum

.1 Tcf 9 Mmbo

Bethany

1.6 Tcf 52 Mmbo

Oak Hill

1.2 Tcf 5.5 Mmbo

Carthage

10 Tcf 111 Mmbo

Cotton Valley Well Economics

CWC $1.5MM—Recent GMX/PVOG cost to drill and complete well

LOW RISK 100% SUCCESS RATE—on first 5

PVOG/GMX wells

MODERATE RETURN 1.2 Bcfe—Average net reserves (after royalties)

< 60 days to drill and complete wells.

Estimated cash on cash payout per well in 2.5 Years.

Long-Lived, Natural Gas Reserves

85% Gas; 41% proved developed

Low- risk, attractive return, 200 development projects

Estimated production 1st yr. 236 mmcfg, decline rate per yr: 40% 2nd yr.; 25% 3rd yr.; 18% 4th yr.; 7% 9th yr.

Estimated average life per well: 15 – 50 years

Joint Venture with PVOG

In December of 2003, GMX entered into a participation agreement with Penn Virginia Oil and Gas (NYSE: PVA) for the joint development of our Cotton Valley, Travis Peak, and Pettit prospects located in East Texas.

PVOG reimbursed GMX $950,000 in acreage and drilling pad reimbursement, plus carried interest on 9 wells $2.7MM, thereby giving industry verification to the Company’s Cotton Valley play.

PVOG is already drilling the 4th & 5th carried interest wells in Phase I with GMX and is requesting that the drilling schedule be accelerated, thereby giving further indication of third party enthusiasm for this acreage.

GMX / PVOG Joint Venture

Three Phased Project

2004 Development Program Area I

• 8—9 Wells Minimum

• GMX 20% Carried

Interest 1st Five Wells

• GMX Interest—30%

2004 Development Program Area III

• GMX Interest 100%

2004 Development Program Area II

• 4 Wells Minimum

• GMX Interest—50%

• GMX 20% Carried

Interest 1st Four Wells

* Part of slide provided by PVOG; Net Acreage is rounded

Penn Virginia – GMX Joint Venture

•1st Well – Successfully Completed in Cotton Valley Rig 463

Producing Currently 562 mcfe per day Days 29

CWC $ 1,476,717 Spud – Feb. 11, 04

Sales date – 4/02/04 Drilled – Mar. 11, 04

•2nd Well – Successfully Completed in Cotton Valley Rig 463

Producing Currently 1,444 mcfe per day Days 30

CWC $ 1,584,834 Spud – Mar. 18, 04

Sales date – 5/11/04 Drilled – Apr. 16, 04

•3rd Well – Successfully Completed in Cotton Valley Rig 463

Producing Currently 1,883 mcfe per day Days 27

CWC $ 1,558,058 Spud – Apr. 23, 04

Sales date – 6/07/04 Drilled – May 19, 04

•4th Well – Drilling 6,430’ Spud – May 11, 04 Rig 309

•5th Well – Drilling 7,390’ Spud – May 30, 04 Rig 34

Drilling Schedule Statement

The following drilling schedule has been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX is successful in raising financing in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless it has the financing available for its share of costs.

Drilling Schedule

Area I – 82% NRI Area II – 75% NRI Area III – 77% NRI

Cotton Valley Travis Peak Cotton Valley Travis Peak Cotton Valley Travis Peak

Well Number Nbr. of Wells Well Number Nbr. of Wells Well Number Nbr. of Wells

May 04 1

Apr 04 2

May 04 3 4 Dual 2

Jun 04 5 6

Jul 04 7 1

Aug 04 8 Dual 2 2

Sep 04 9 3 1

Oct 04 10 Dual 1 4 2

Nov 04 11 5 Dual 2 3

Dec 04 12 6 4

CV Total 2004 TP Total 2004

22 7

80% PV, 20% GMX, CMX carried to first sales.

70% PV, 30 % GMX, GMX pays their share of cap costs.

80% PV, 20% GMX, GMX pays their share of cap costs.

50% PV, 50% GMX, GMX pays their share of cap costs.

100% GMX

Cotton Valley Prospect Inventory Impact

New Proved % New Proved INC %

Wells Categories BCFE Proved Wells Categories BCFE yr to yr Proved

12/31/03

12/31/2004

PDP 11.6 22% 22 e PDP 22.0 90% 30%

PDNP 10.1 19% 17 e PDNP 12.0 19% 16%

21 e PUD 40.3 29% 54%

PUD 31.3 59%

TOTAL 53.0 TOTAL 74.3 40%

We have not disclosed estimates of probable or possible reserves which likely exist because of SEC rules which prohibit such disclosures.

12/31/03 Proved Reserves Sproule & Assoc; e Company projections

GMXR

Name Position	Age	GMX Stock	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	48	13.6%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 29 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	69	14.8%	Co-Founder, former CFO CMI / TEREX NYSE 23 years E & P
Keith Leffel *VP Endeavor Pipeline*	55	options	Formerly Independent, Delhi Pipeline 30 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	47	options	GMX Mar. 2003, Focus energy, Independent 25 yrs drilling, completion & production
Kyle Kenworthy VP, *Land*	42	options	23 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	54	options	Management, Hadson, Sante Fe Minerals & Andover. 30 yrs. management E & P.

* Ken Kenworthy, Jr. and wife own 27.2% of common stock when combined.

13

Pettit 6,000 – 6,300’ Travis Peak 6,400 – 8,500’ CV 8,500 – 10,000’

Top East Texas Operators

Apache

BP America/Amoco Chevron/Texaco Devon/Pennzoil El Paso/Sonat EOG

Exxon-Mobil XTO

Ocean/Devon Anadarko Samson Texaco/Chevron Valence Verado Energy Vintage

Wagner & Brown/ ONEOK

4.0 BCF .

3.0 BCF . 2.0 BCF .

1.5 BCF .

1.0 BCF .

.75 BCF . .50 BCF .

.25 BCF . .10 BCF .

.05 BCF .

Avg. Range EUR / Well .8—2.5 Bcfe

CWC $800,000-$1,500,000

2.0 Bcf .

1.5 Bcf .

1.25 Bcf .

1.0 Bcf .

.75 Bcf .

.50 Bcf .

.40 Bcf .

.30 Bcf .

.20 Bcf .

.10 Bcf .

Opportunity for High Return Upside

Avg. Range EUR / Well .5—3 Bcfe

CWC $330,000-$600,000

3.0 Bcf .

2.0 Bcf .

1.0 Bcf .

.75 Bcf .

.50 Bcf .

.40 Bcf .

.30 Bcf .

.20 Bcf .

.10 Bcf .

.05 Bcf .

Opportunity for High Upside

Avg. Range EUR / Well 1—5 Bcfe

CWC $330,000-$600,000

5.0 Bcf .

4.0 Bcf .

3.0 Bcf .

2.0 Bcf .

1.0 Bcf .

.75 Bcf .

.50 Bcf .

.30 Bcf .

.25 Bcf .

.10 Bcf .

Petrophysical Analysis

Petrophysical Analysis

Certain Reserve Information

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.